UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2020

VYNE Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 U.S. Highway 22, Suite 204

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 755-7936

(Registrant’s telephone number, including area code)

Menlo Therapeutics Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 4, 2020, Menlo Therapeutics Inc. filed a Certificate of Amendment (the “Certificate of Amendment”) to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to change our corporate name to “VYNE Therapeutics Inc.” (the “Company”).

In connection with our corporate name change, the Company amended its Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective September 4, 2020, to reflect our new corporate name. The Amended and Restated Bylaws contain no other changes.

Copies of the Certificate of Amendment and the Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 7.01. Regulation FD Disclosure.

On September 8, 2020, the Company issued a press release announcing our corporate name change. Shares of the Company’s common stock will begin trading on the Nasdaq Global Select Market under the new name and ticker symbol “VYNE” on September 8, 2020. In connection with the corporate name change, the new CUSIP for the Company's common stock will be 92941V 100. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated September 4, 2020.

3.2	Amended and Restated Bylaws, dated September 4, 2020.

99.1	Press release, dated September 8, 2020.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: September 8, 2020	By:	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer and General Counsel